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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   November 16, 1999
                                                ----------------------




                                  PFIZER INC.
             (Exact name of registrant as specified in its charter)



           Delaware                   1-3619                    13-5315170
----------------------------  ------------------------  ----------------------------
(State or other jurisdiction  (Commission File Number)  (IRS Employer Identification
       of incorporation)                                           No.)






            235 East 42nd Street
             New York, New York                            10017
--------------------------------------------- --------------------------------
  (Address of principal executive offices)              (Zip Code)



 Registrant's telephone number, including area code       (212) 573-2323
                                                    --------------------------



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ITEM 5.       OTHER EVENTS.

                  On November 15, 1999, Pfizer Inc., a Delaware Corporation ("Pfizer"), issued a press release responding to Warner-Lambert Company's request to make previously confidential information concerning the Lipitor contracts public. A copy of Pfizer's press release is attached hereto as Exhibit 99.1.


                  In addition, Pfizer announced the filing of an amended complaint against Warner-Lambert Company and its Directors in the Delaware Court of Chancery on November 15, 1999 detailing actions by Warner-Lambert and its Board of Directors that violate their fiduciary duties to their stockholders. Pfizer also filed a motion asking for expedited discovery and an early hearing on its motion to enjoin the Warner-Lambert/American Home merger and its series of anti-shareholder defensive provisions. A copy of the Pfizer press release, regarding the complaint, dated November 16, 1999, is attached hereto as Exhibit 99.2, and is incorporated herein by reference.


                  On November 16, 1999, Pfizer held a meeting with securities analysts in New York, New York. A copy of the Pfizer press release, dated November 16, 1999, relating to the presentation by Pfizer at the meeting and the visual aids used as part of the analyst presentation, are attached hereto as Exhibits 99.3 and 99.4 respectively, and are incorporated herein by reference.


                  This Current Report on Form 8-K contains or incorporates by reference forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Pfizer with the Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

                  These materials include analysts' estimates and other information prepared by third parties for which Pfizer assumes no responsibility. In addition, certain statements regarding synergies and other projections and information contained in the press release and analyst presentation and are based on publicly-available information regarding Pfizer and Warner-Lambert Company. Pfizer undertakes no obligation to review or confirm analysts' expectations or estimates on such publicly-available information or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit  99.1 - Press release, dated November 15, 1999, issued by the Registrant in response to the Warner-Lambert Company's request to make the Lipitor contract information public.

Exhibit  99.2 - Press release, dated November 16, 1999, issued by the Registrant regarding the amended complaint against Warner-Lambert Company and its directors filed on November 15, 1999.

Exhibit  99.3 - Press release, dated November 16, 1999, issued by the
                Registrant, regarding securities analyst meeting held on November 16, 1999.

Exhibit  99.4 - Visual aids used at securities analyst presentation by the
                Registrant.





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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               PFIZER INC.
                                               -----------
                                               (Registrant)



Date       November 16, 1999             /s/ Margaret M. Foran
     -----------------------------   ----------------------------------------
                                     Name:   Margaret M. Foran
                                     Title:  Vice President
                                             - Corporate Governance







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                                  EXHIBIT INDEX

Exhibit  99.1 - Press release, dated November 15, 1999, issued by the Registrant in response to the Warner-Lambert Company's request to make the Lipitor contract information public.

Exhibit  99.2 - Press release, dated November 16, 1999, issued by the Registrant regarding the amended complaint against Warner-Lambert Company and its directors filed on November 15, 1999.

Exhibit  99.3 - Press release, dated November 16, 1999, issued by the
                Registrant, regarding securities analyst meeting held on November 16, 1999.

Exhibit  99.4 - Visual aids used at securities analyst presentation by the
                Registrant.